                                                Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

   Distribution Date:  February 25, 2003

  (i)  Amount of principal being paid or distributed in respect of the Certificates:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------

 (ii)  (a)   Amount of interest being paid or distributed in respect of the Certificates:
                     $356,100.69
                  ------------------------
                  ( $     0.0000055       , per $1,000 original principal amount of the Notes)
                  ------------------------
       (a)   Amount of interest being paid or distributed in respect of the Certificates Strip:
                     $29,900.00
                  ------------------------
                  ( $     0.0000005       , per $1,000 original principal amount of the Notes)
                  ------------------------
(iii)  Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
       (1)   (a)  Distributed to Certificateholders:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Certificates)
                  ------------------------
             (b)  Distributed to Certificateholders:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Certificates)
                  ------------------------
       (2)   (a)  Balance on Certificateholders:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------
             (b)  Balance on Certificateholders:
                         $0.00
                  ------------------------
                  ( $               -     , per $1,000 original principal amount of the Notes)
                  ------------------------

 (iv)  Payments made under the Cap Agreement on such date:           February 24, 2003
                                                             ---------------------------------
                  (      $0.00         with respect to the Certificates,
                  ------------------------
                  (      $0.00         with respect to the Notes,
                  ------------------------
                  (      $0.00         outstanding amount owed to Cap Provider.
                  ------------------------

  (v)  Pool Balance at end of related Collection Period:       $623,054,786.61
                                                         ---------------------------

 (vi)  After giving effect to distributions on this Distribution Date:
       (a)   (1)  Outstanding principal amount of Class A-1 Notes:        $0.00
                                                                   ----------------------
             (2)  Class A-1 Note Pool Factor:                 -
                                              ---------------------
       (b)   (1)  Outstanding principal amount of Class A-2 Notes:    $528,054,786.61
                                                                   ----------------------
             (2)  Class A-2 Note Pool Factor:         0.84488766
                                              --------------------
       (c)   (1)  Outstanding principal amount of Class M Notes:      $30,000,000.00
                                                                   ----------------------
             (2)  Class M Note Pool Factor:           1.00000000
                                              ---------------------
       (d)   (1)  Outstanding principal amount of Certificates:       $65,000,000.00
                                                                   ----------------------
             (2)  Certificate Pool Factor:            1.00000000
                                              ---------------------





                                Page 5 of 8 pages


 (vii)  Certificate Interest Rate:
        (a)   In general
              (1)  Three-Month Libor was
                   1.4237500%    for the current period
                   ------------------
              (2)  The Student Loan Rate was:         Not Applicable (1)
                                                     ------------------
        (b)   Certificate Interest Rate:              2.3237500% (Based on 3-Month LIBOR)
                                                     ----------

       (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)  Amount of Master Servicing Fee for  related Collection Period:      $795,901.28
                                                                        -------------------
                 $        0.000012245     , per $1,000 original principal amount of the Certificates.
                  ------------------------

  (ix)  Amount of Administration Fee for related Collection Period:         $3,000.00
                                                                        -------------------
                 $        0.046153846     , per $1,000 original principal amount of the Certificates.
                  ------------------------

   (x)  (a)   Aggregate amount of Realized Losses (if any) for the related Collection Period:     $1,046,713.06
                                                                                              ---------------------
        (b)   Delinquent Contracts                    # Disb.      %          $ Amount           %
                                                      -------      -          --------           -
              30-60 Days Delinquent                   1,622      3.04%     $ 16,775,123       3.42%
              61-90 Days Delinquent                     707      1.33%     $  6,865,158       1.40%
              91-120 Days Delinquent                    446      0.84%     $  4,684,686       0.95%
              More than 120 Days Delinquent             624      1.17%     $  6,861,260       1.40%
              Claims Filed Awaiting Payment             233      0.44%     $  2,023,171       0.41%
                                                     -------    -------    ------------       -----
                 TOTAL                                3,632      6.81%     $ 37,209,398       7.58%

  (xi)  Amount in the Reserve Account:        $11,596,837.33
                                          --------------------

 (xii)  Amount in the Prefunding Account:         $0.00
                                          --------------------

(xiii)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
              Subsequent Pool Student Loans:       0.00







                                Page 6 of 8 pages